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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                _______________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported):  January 25, 1999

                        Commission File Number 0-19606
                             AMERICAN BIOMED, INC.
            (Exact name of registrant as specified in its charter)

                  DELAWARE                          76-0136574
       (State of other jurisdiction of           (I.R.S. Employer
       Incorporation or organization)            Identification No.)

        10077 GROGAN'S MILL ROAD, SUITE 100, THE WOODLANDS, TEXAS 77380
              (Address of principal executive office) (Zip Code)

                                (281) 367-3895
              (Registrant's telephone number including area code)






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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (a) (i)        On January 25, 1999 the Company by means of a letter
addressed to PricewaterhouseCoopers LLP (the "Former Accountant") informed the Former Accountant that it is changing independent auditors. The change arises from the Company's desire to terminate its relationship with the Former Accountant because of financial considerations.

              (ii) There was no adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles for either of the Registrant's past three (3) years except, the Former Accountant's report on the financial statements of the Company as of and for the years ended December 31, 1997, contained a separate paragraph stating that "the Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to financial planning, raising capital, research and development and developing markets for its products. Consequently, as shown in the accompanying consolidated financial statements through December 31, 1997, the Company had a cumulative loss of $27,149,225 since its inception and had a working capital deficit of ($627,151) at December 31, 1997. The above conditions raise substantial doubt about the Company's ability to continue as a going concern. Accordingly, the Company's continued existence is dependent upon its ability to obtain additional working capital, to develop and market its products and, ultimately, upon its ability to attain profitable operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties."

              (iii) This decision to dismiss was made by the Company's Board of Directors.

              (iv) & (v) During the three most recent fiscal periods ended December 31, 1997 and from January 1, 1998 through January 25, 1999, (i) there were no disagreements between the Company and the Former Accountant on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused it to make reference thereto in its report and (ii) there were no reportable events as defined in paragraph 304 (a)(l)(v) of Regulation S-K.

          (b) As of January 25, 1999, the Company has engaged Karlins, Arnold & Corbitt, P.C. as successor to the Former Accountant.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

     On December 22, 1998 Claudio Guazzoni resigned as director of the Company. Mr. Guazonni cited family and time commitments as his reason for resigning. The resignation was not caused by any disagreement between the parties.

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits

              16.1  Letter from PricewaterhouseCoopers LLP
              16.2  Letter from Claudio Guazzoni


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  American BioMed, Inc.



Date: January 29, 1999            By: /s/Steven B. Rash
                                     ------------------------------------
                                  Name:  Steven B. Rash
                                  Title: Chairman of the Board, President
                                         and Chief Executive Officer

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                                 EXHIBIT INDEX


     EXHIBIT NO.              NAME OF ITEM
     -----------              ------------

        16.1       Letter from PricewaterhouseCoopers LLP

        16.2       Letter from  Claudio Guazzoni

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